SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  May 2, 2003




                        BSRT LIQUIDATING TRUST
        ------------------------------------------------------
        (Exact name of Registrant as specified in its charter)




  Massachusetts                 0-15465                  36-3375345
(State of or other         (Commission File            (I.R.S. Employer
 jurisdiction of                Number)                Identification
 incorporation)                                            Number)


55 East Monroe Street, Suite 3850
Chicago, IL                                              60603
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number including area code    (312) 424-3999



                     BANYAN STRATEGIC REALTY TRUST
                  2625 Butterfield Road, Suite 101 N
                      Oak Brook, Illinois  60523
          ---------------------------------------------------
          Former name, former address and former fiscal year,
                     if changed since last report




This document consists of 3 pages.

Exhibit index is located on page 2.








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


ITEM 5.   OTHER INFORMATION

     On May 2, 2003, the Trust issued a Press Release a copy of which is attached hereto as exhibit (99.1) and is incorporated herein by reference.




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial Statements.  Not applicable.

     (b)   Pro Forma Financial Information.  Not applicable.

     (c)   Exhibits

           EXHIBIT NUMBER         DESCRIPTION
           --------------         -----------

           Exhibit (99.1)         Press Release dated May 2, 2003

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   May 5, 2003               BSRT LIQUIDATING TRUST
                                  (Registrant)




                                  By:  /S/ ROBERT G. HIGGINS
                                       -------------------------
                                       Robert G. Higgins
                                       Primary Trustee


















































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